UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 24, 2005

PARK PLACE SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005, providing for the issuance of

ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WHQ4)

Park Place Securities, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-121784-05	34-1993512
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1100 Town & Country Road, Suite 1100

Orange, California	92868
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On August 30, 2005, a series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Park Place Securities, Inc. as depositor (the “Depositor”), HomEq Servicing Corporation (“HomEq”) as master servicer (the “Master Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the Class A-1A Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $2,275,008,853.15 as of August 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 26, 2005 (the “Mortgage Loan Purchase Agreement”), between Ameriquest Mortgage Company (“Ameriquest”) and the Depositor. The Class A-1A Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class A-2D Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (collectively, the “Offered Certificates”) were sold by the Depositor to the several Underwriters (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated August 26, 2005 (the “Underwriting Agreement”), among the Depositor, Ameriquest and the Underwriters.

The Offered Certificates have the following initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate

Offered Certificates
A-1A	$1,098,381,000	Variable(2)
A-2A	$ 327,204,000	Variable(2)
A-2B	$ 141,057,000	Variable(2)
A-2C	$ 171,391,000	Variable(2)
A-2D	$ 119,504,000	Variable(2)
M-1	$ 73,938,000	Variable(2)
M-2	$ 67,113,000	Variable(2)
M-3	$ 47,775,000	Variable(2)
M-4	$ 34,125,000	Variable(2)
M-5	$ 34,125,000	Variable(2)
M-6	$ 32,988,000	Variable(2)
M-7	$ 30,713,000	Variable(2)
M-8	$ 17,063,000	Variable(2)
M-9	$ 20,475,000	Variable(2)

(1)	Approximate.

(2)

The pass-through rate on each class of Class A and Mezzanine Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.

The Certificates (other than the Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 26, 2005 (the “Prospectus Supplement”), and the Prospectus, dated January 21, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable

(c) Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Park Place Securities, Inc. as Depositor, HomEq Servicing Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2005-WHQ4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 13, 2005

PARK PLACE SECURITIES, INC.

By: /s/ John P. Grazer

Name: John P. Grazer

Title:	CFO

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Park Place Securities, Inc. as Depositor, HomEq Servicing Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2005-WHQ4 Certificates.	7

EXHIBIT 4.1